                                                                      Exhibit 24



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is an officer of the Company and of CBT;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company and CBT, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ Richard G. Ellenberger
                                            ------------------------------------
                                            Richard G. Ellenberger
                                            Officer


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me Richard G. Ellenberger, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. MCCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ Judith G. Boynton
                                            ------------------------------------
                                            Judith G. Boynton
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me Judith G. Boynton, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            Notary Public

                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ James D. Kiggen
                                            ------------------------------------
                                            James D. Kiggen
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me James D. Kiggen, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ John F. Barrett
                                            ------------------------------------
                                            John F. Barrett
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me John F. Barrett, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            Notary Public

                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ Roger L. Howe
                                            ------------------------------------
                                            Roger L. Howe
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me
Roger L. Howe, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ Mary D. Nelson
                                            ------------------------------------
                                            Mary D. Nelson
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me Mary D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ David B. Sharrock
                                            ------------------------------------
                                            David B. Sharrock
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me
David B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ William A. Friedlander
                                            ------------------------------------
                                            William A. Friedlander
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me William A. Friedlander, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            Notary Public

                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ Phillip R. Cox
                                            ------------------------------------
                                            Phillip R. Cox
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me Phillip R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            Notary Public

                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ Robert P. Hummel, M.D.
                                            ------------------------------------
                                            Robert P. Hummel, M.D.
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me Robert P. Hummel, M.D., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ Steven C. Mason
                                            --------------------------------
                                            Steven C. Mason
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me Steven C. Mason, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ Brian H. Rowe
                                            ------------------------------------
                                            Brian H. Rowe
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me
Brian C. Rowe, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director and officer of the Company and a director of CBT;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ Charles S. Mechem, Jr.
                                            ------------------------------------
                                            Charles S. Mechem, Jr.
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me Charles S. Mechem, Jr., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ James F. Orr
                                            ------------------------------------
                                            James F. Orr
                                            Director


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me James F. Orr, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

             WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the
"Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

         WHEREAS, the undersigned is an officer of the Company and of CBT;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company and CBT, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ Kevin W. Mooney
                                            ------------------------------------
                                            Kevin W. Mooney
                                            Officer


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

         On the 14th day of September, 1998, personally appeared before me Kevin W. Mooney, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (the "Company") and CINCINNATI BELL TELEPHONE COMPANY, an Ohio corporation ("CBT"), propose to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement on Form S-3 registering up to 350,000,000 in face amount of the Company's and CBT's debt securities and the Company's guarantee of CBT's debt securities; and

     WHEREAS, the undersigned is a director and officer of the Company and director of CBT;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of September, 1998.


                                            /s/ John T. LaMacchia
                                            ------------------------------------
                                            John T. LaMacchia
                                            Director/Officer


STATE OF OHIO              )
                           )SS:
COUNTY OF HAMILTON         )

     On the 14th day of September, 1998, personally appeared before me John T. LaMacchia, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 14th day of September, 1998.


                                            /s/ Susan D. McClarnon
                                            ------------------------------------
                                            SUSAN D. McCLARNON
                                            Notary Public, State of Ohio
                                            My Commission Expires March 16, 2003